Exhibit 10.1

Execution Version

THIRD AMENDMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of November 12, 2015 among Envision Healthcare Corporation (the “Borrower”), the several banks and financial institutions parties hereto that constitute Tranche B-2 Term Lenders (as further defined in Subsection 1(b)(i) hereof) and Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to an amendment to the Credit Agreement, dated as of October 28, 2015 (the “Second Amendment”), among the Borrower, the Tranche B-2 Lenders party thereto and the Administrative Agent, the Credit Agreement was amended to provide Incremental Term Loan Commitments in an aggregate principal amount of $635 million and pursuant to the Second Amendment the Tranche B-2 Term Lenders made Incremental Term Loans in the form of the Tranche B-2 Term Loans to the Borrower.

WHEREAS, pursuant to and in accordance with Subsections 2.6 and 11.1(d)(ii) of the Credit Agreement, the Borrower, the Tranche B-2 Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, to amend the Credit Agreement as provided herein without the consent or approval of any other Lender, as permitted by Subsections 2.6(d) and 11.1(d)(ii) thereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(a)                                 by amending and restating clause (II) of the definition of “Applicable Margin” as follows:

“(II) Tranche B-2 Term Loans, 3.50% per annum for Eurodollar Loans, and 2.50% per annum for ABR Loans.”

(b)                                 Subsection 2.6(d) of the Credit Agreement is hereby amended by amending and restating subclause (iv) thereof as follows:

“(iv) the interest rate margins applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower and the applicable Additional Lenders; provided that in the event that the applicable interest rate margins for any term loans Incurred by the Borrower under any Incremental Term Loan Commitment are higher than the applicable interest rate margin for the Initial Term Loans and the Tranche B-2 Term Loans by more than 50 basis points, then the Applicable Margin for the Initial Term Loans and/or the Tranche B-2 Term Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Initial Term Loans and/or the Tranche B-2 Term Loans is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Initial Term Loans, the Tranche B-2 Term Loans and the Incremental Term Loans, (A) original issue discount (“OID”) or upfront fees payable generally to all participating Additional Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Initial Term Loans, the Tranche B-2 Term Loans or any Incremental Term Loan in the initial primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity); (B) any arrangement, structuring or other fees payable in connection with the Incremental Term Loans that are not shared with all Additional Lenders providing such Incremental Term Loans shall be excluded; (C) any amendments to the Applicable Margin on the Initial Term Loans or the Tranche B-2 Term Loans that became effective subsequent to the Closing Date (with respect to Initial Term Loans) or the Second Amendment Effective Date (with respect to the Tranche B-2 Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and (D) if the Incremental Term Loans include an interest rate floor greater than the interest rate floor applicable to the Initial Term Loans and/or the Tranche B-2 Term Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Initial Term Loans and/or the Tranche B-2 Term Loans shall be required, to the extent an increase in the interest rate floor for the Initial Term Loans and/or the Tranche B-2 Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Initial Term Loans and/or the Tranche B-2 Term Loans shall be increased by such amount.”

SECTION TWO - Conditions to Effectiveness relating to Credit Agreement Amendments.  This Third Amendment relating to the Credit Agreement Amendments shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)                                 the Borrower, the Tranche B-2 Term Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to

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White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Alina Weiss (facsimile number:  +1 212 354 8113, email address:  alina.weiss@whitecase.com); and

(b)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Third Amendment, and the performance of the Credit Agreement as amended by this Third Amendment, certified as of the Third Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Tranche B-2 Term Lenders party hereto and the Administrative Agent to enter into this Third Amendment, the Borrower represents and warrants to each of such Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Third Amendment, (i) no Default or Event of Default exists as of the Third Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this Third Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Borrower or (B) any Requirement of Law applicable to the Borrower or result in a breach of any provision of any Contractual Obligation of the Borrower, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION FOUR - Fees.

(a)                                 The Administrative Agent shall have received, for the account of the Tranche B-2 Term Lenders, an upfront fee in an amount equal to 0.50% of the sum of the aggregate principal amount of the Tranche B-2 Term Loans, which upfront fee may be structured as original issue discount at the option of the Lead Arrangers in respect of the Tranche B-2 Term Loans.

(b)                                 The Borrower agrees to reimburse the Administrative Agent and Other Representatives in respect of the Tranche B-2 Term Loans for their reasonable and documented out-of-pocket expenses incurred by them in connection with this Third Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the

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Other Representatives in respect of the Tranche B-2 Term Loans, and White & Case LLP, counsel for the Administrative Agent, (I) in the case of the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement and (II) in the case of the Other Representatives in accordance with the Commitment Letter dated as of July 30, 2015, as amended, by and among the Borrower and other parties thereto.

SECTION FIVE - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.  The Borrower hereby expressly acknowledges the terms of this Third Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Third Amendment and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, in respect of the Tranche B-2 Term Loans) pursuant to the Security Documents.

SECTION SIX - Execution in Counterparts.  This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Third Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION SEVEN - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ENVISION HEALTHCARE
CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Third Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Matthew A. Curtin
	Name:	Matthew A. Curtin
	Title:	Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Third Amendment to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jessica DeLorm
	Name:	Jessica DeLorm
	Title:	Duly Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

FIFTH THIRD BANK

By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

[Signature Page to Third Amendment to Term Loan Credit Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Third Amendment and the incurrence of the Tranche B-2 Term Loans.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Tranche B-2 Term Loans shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section Two hereof.

GUARANTORS:

ENVISION HEALTHCARE INTERMEDIATE CORPORATION

By:	/s/ William A. Sanger_
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
APH LABORATORY SERVICES, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EVERGREEN EMERGENCY SERVICES OF ALLENTOWN, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

GOLD COAST AMBULANCE SERVICE
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.
HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
OHERBST, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ARKANSAS RIVER EMERGENCY SERVICES, LLC

By: PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC, as Sole Member of Arkansas River Emergency Services, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Phoenix Emergency Physicians of the Northeast, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

DAN RIVER EMERGENCY SERVICES, LLC
EMERGENCY SERVICES OF CENTRAL OHIO, LLC
PHOENIX EMERGENCY MEDICINE OF BROWARD, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE MIDWEST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE SOUTHEAST, LLC
PHOENIX EMERGENCY SERVICES OF INVERNESS, LLC
PHOENIX EMERGENCY SERVICES OF LEESBURG, LLC
PHOENIX OBSTETRICS/GYNECOLOGY, LLC
PHOENIX PEDIATRICS OF BROWARD, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Dan River Emergency Services, LLC, Emergency Services of Central Ohio, LLC, Phoenix Emergency Medicine of Broward, LLC, Phoenix Emergency Physicians of the Midwest, LLC, Phoenix Emergency Physicians of the Northeast, LLC, Phoenix Emergency Physicians of the Southeast, LLC, Phoenix Emergency Services of Inverness, LLC, Phoenix Emergency Services of Leesburg, LLC, Phoenix Obstetrics/Gynecology, LLC and Phoenix Pediatrics of Broward, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMR BAY STATE, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

COMMUNITY EMS, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
MARLBORO HUDSON AMBULANCE &
WHEELCHAIR SERVICE, INC.
VITAL ENTERPRISES, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

[Signature Page to Third Amendment to Term Loan Credit Agreement]

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the issuance of the Tranche B-2 Term Loans will constitute Term Loan Obligations (as defined in the Intercreditor Agreement), under the Original Term Loan Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Third Amendment to Term Loan Credit Agreement]